RBH Legal Settlement	12 Months Ended
Dec. 31, 2011
RBH Legal Settlement [Abstract]
RBH Legal Settlement

Note 19. RBH Legal Settlement:

On July 31, 2008, Rothmans announced the finalization of a CAD 550 million settlement (or approximately $540 million, based on the prevailing exchange rate at that time) between itself and RBH, on the one hand, and the Government of Canada and all ten provinces, on the other hand. The settlement resolves the Royal Canadian Mounted Police's investigation relating to products exported from Canada by RBH during the 1989-1996 period. Rothmans' sole holding was a 60% interest in RBH. The remaining 40% interest in RBH was owned by PMI.

Subsequent to the finalization of the settlement, PMI announced that it had entered into an agreement with Rothmans to purchase, by way of a tender offer, all of the outstanding common shares of Rothmans. In October 2008, PMI completed the acquisition of all of Rothmans shares.

At December 31, 2011 and 2010, PMI had $212 million and $237 million, respectively, of discounted accrued settlement charges associated with the RBH legal settlement. These accrued settlement charges are primarily reflected in other long-term liabilities on the consolidated balance sheets and are expected to be paid through 2019.